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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 1996
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                                EKCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                         1-7484                        11-2167167
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(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                 No.)

                 98 Spit Brook Road, Nashua, New Hampshire 03062
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.
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     On December 5, 1996, the registrant issued a press release in which it announced the appointment of Malcolm L. Sherman, currently Chairman of the registrant's Board of Directors, as Chief Executive Officer effective immediately, and the resignation of Robert Stein from his positions as President, Chief Executive Officer and Director. For further information, reference is made to the press release, attached hereto as an exhibit.


Item 7.  Financial Statements and Exhibits.
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(c)      Exhibit
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         99  Press Release dated December 5, 1996.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EKCO GROUP, INC.
                                                  ----------------------------
                                                  (Registrant)



Date:  December 9, 1996                           /S/LINDA R. MILLMAN
                                                  ----------------------------
                                                  Associate General Counsel



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                                  EXHIBIT INDEX
                          TO THE EXHIBIT FILED HEREWITH

Exhibit
Number                         Exhibit Description
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 99                    Press Release dated December 5, 1996.